This Monthly Financial Report (the "Financial Report") is limited in scope, covers a limited time period and has been prepared soley for purposes of complying with the monthly reporting requirements of the United States Bankruptcy Court for the Eastern District of Wisconsin in Milwaukee. Keystone Consolidated Industries, Inc's ("Keystone") wholly-owned subsidiary, Engineered Wire Products, Inc. ("EWP") has not filed for protection under Chapter 11 of Title 11 of the United States Bankruptcy Code, and financial information for EWP has been omitted from the Financial Report. The Financial Report is unaudited and does not purport to show the financial statements of Keystone or any of its subsidiaries in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed upon the Financial Report. There can be no assurance that such information is complete.


                            MONTHLY FINANCIAL REPORT

                           OFFICE OF THE U.S. TRUSTEE
                         EASTERN DISTRICT OF WISCONSIN

FV Steel & Wire Company ("FVSW")                 Case No:  04-22421-SVK
Keystone Consolidated Industries, Inc. ("KCI")             04-22422-SVK
DeSoto Environmental Management, Inc. ("DEMI")             04-22423-SVK
J.L. Prescott Company ("JLP")                              04-22424-SVK
Sherman Wire Company ("SWC")                               04-22425-SVK
Sherman Wire of Caldwell, Inc.("SWCI")                     04-22426-SVK



                           FOR MONTH OF SEPTEMBER, 2004.


                              I. FINANCIAL SUMMARY

                        CASH RECEIPTS AND DISBURSEMENTS
                        -------------------------------

                                   FVSW       KCI        DEMI      JLP       SWC      SWCI     Total
                                   ----       ---        ----      ---       ---      ----     -----
A.  CASH ON HAND START OF MONTH         $0 $9,229,965       $0        $0     $609        $0  $9,230,574
                                 -----------------------------------------------------------------------
B.  RECEIPTS                             0 57,886,325        0         0    7,320     2,100  57,895,745
C.  DISBURSEMENTS                        0 57,316,496        0         0    8,885     2,100  57,327,481
                                 -----------------------------------------------------------------------
D.  NET RECEIPTS (DISBURSEMENTS)         0    569,829        0         0   (1,565)        0     568,264
                                 -----------------------------------------------------------------------
E.  CASH ON HAND END OF MONTH           $0 $9,799,794       $0        $0    ($956)       $0  $9,798,838
                                 =======================================================================

Note 1 - KCI Cash On Hand At End of Month includes $10,604,086 of cash held in escrow for PSC Metals, Inc. pending resolution of disputed ferrous scrap ownership. (See U.S. Bank - Portland, Oregon accounts # 15365681004 and # 436000100).

Note 2 - KCI Receipts and Disbursement exclude transfers between KCI cash accounts of $44,312,600.

                            PROFIT AND LOSS STATEMENT
                            -------------------------
                                  ACCRUAL BASIS
                                  -------------

                                                                                                  Sub        Elimin-
                                       FVSW      KCI       DEMI     JLP       SWC       SWCI     Total       ations        Total
                                       ----      ---       ----     ---       ---       ----     -----       ------        -----
A   NET SALES                             $0 $27,442,011      $0       $0 $1,432,222       $0 $28,874,233 ($1,323,073) $27,551,160
B.  COST OF SALES                          0  21,753,403       0        0  1,066,117        0  22,819,520  (1,323,073)  21,496,447
                                      ---------------------------------------------------------------------------------------------
C.  GROSS PROFIT                           0   5,688,608       0        0    366,105        0   6,054,713           0    6,054,713
D.  TOTAL OPERATING EXPENSES           3,549   5,258,387       0   60,000    347,061   13,610   5,682,607    (200,057)   5,482,550
                                      ---------------------------------------------------------------------------------------------
E.  NET INCOME (LOSS) FROM OPERATION  (3,549)    430,221       0  (60,000)    19,044  (13,610)    372,106     200,057      572,163
F.  NON-OPERATING, NON-RECURRING
       REVENUEE(EXPENSES)              7,713  (1,117,569) 60,000        0     80,481    6,000    (963,375)   (200,057)  (1,163,432)
                                      ---------------------------------------------------------------------------------------------
H.  NET INCOME (LOSS)                 $4,164   ($687,348)$60,000 ($60,000)   $99,525  ($7,610)  ($591,269)         $0    ($591,269)
                                      =============================================================================================

                   II. PROFIT & LOSS STATEMENT (ACCRUAL BASIS)

                                                                                                 Sub        Elimin-
                                       FVSW       KCI        DEMI     JLP    SWC       SWCI     Total       ations        Total
                                       ----       ---        ----     ---    ---       ----     -----       ------        -----
A.  Related to Business Operations:
    ------------------------------
Total Revenue (Sales)                        $27,442,011                  $1,432,222          $28,874,233 ($1,323,073) $27,551,160
                                      ---------------------------------------------------------------------------------------------

Less:  Cost of Goods Sold:
  Beginning Inventory at Cost                 45,238,575                   2,483,763           47,722,338               47,722,338
  Add: Purchases                              23,321,264                     912,062           24,233,326  (1,323,073)  22,910,253
  Less:  Ending Inventory at Cost             46,806,436                   2,329,708           49,136,144               49,136,144
                                      ---------------------------------------------------------------------------------------------
Cost of Good Sold                          0  21,753,403       0        0  1,066,117        0  22,819,520  (1,323,073)  21,496,447
                                      ---------------------------------------------------------------------------------------------
Gross Profit                               0   5,688,608       0        0    366,105        0   6,054,713           0    6,054,713
                                      ---------------------------------------------------------------------------------------------

Less:  Operating Expenses:
  Officer Compensation                            40,577                                           40,577                   40,577
  Salaries and Wages -- Other Employees        1,083,165                      81,445            1,164,610                1,164,610
  Employee Benefits and Pensions         105   1,348,604                      37,944    6,932   1,393,585                1,393,585
  Payroll Taxes                                   93,448                      13,604              107,052                  107,052
  Real Estate Taxes                               12,231                      10,472     (193)     22,510                   22,510
  Federal and State Income Taxes                       0                                                0                        0
  Rent and Lease Expense                          53,044                       1,671               54,715                   54,715
  Interest Expense                               396,961           60,000                         456,961    (189,188)     267,773
  Insurance                                       57,963                      12,730               70,693                   70,693
  Automobile Expense                                   0                           0                    0                        0
  Utilities                                      141,187                       9,391     (366)    150,212                  150,212
  Depreciation and Amortization        3,444   1,105,565                      90,821    5,819   1,205,649                1,205,649
  Repairs and Maintenance                        136,916                       5,263        0     142,179                  142,179
  Advertising                                     47,703                                           47,703                   47,703
  Supplies, Office Expense and
   Photocopies                                   104,196                       5,791              109,987                  109,987
  Bad Debts                                            0                                                0                        0
  Miscellaneous                            0     636,827       0        0     77,929    1,418     716,174     (10,869)     705,305
                                      ---------------------------------------------------------------------------------------------
Total Operating Expenses               3,549   5,258,387       0   60,000    347,061   13,610   5,682,607    (200,057)   5,482,550
                                      ---------------------------------------------------------------------------------------------

Net Income (Loss) From Operation      (3,549)    430,221       0  (60,000)    19,044  (13,610)    372,106     200,057      572,163
                                      ---------------------------------------------------------------------------------------------

B.  Not Related to Business Operations:
    ----------------------------------
Revenue:
  Interest Income                        713      11,063   60,000            129,188              200,964    (189,188)      11,776
  Net Gain (Loss) on Sale of Assets                                                     6,000       6,000                    6,000
  Other                                7,000      44,970        0        0         0        0      51,970     (10,869)      41,101
                                      ---------------------------------------------------------------------------------------------
Total Non-Operating Revenue            7,713      56,033   60,000        0   129,188    6,000     258,934    (200,057)      58,877
                                      ---------------------------------------------------------------------------------------------

Expenses:
  Legal and Professional Fees              0   1,173,602        0        0    48,707        0   1,222,309           0    1,222,309
  Other                                    0           0        0        0         0        0           0           0            0
                                      ---------------------------------------------------------------------------------------------
Total Non-Operating Expenses               0   1,173,602        0        0    48,707        0   1,222,309           0    1,222,309
                                      ---------------------------------------------------------------------------------------------

Net Income (Loss) For Period          $4,164   ($687,348) $60,000 ($60,000)  $99,525  ($7,610)  ($591,269)         $0    ($591,269)
                                      =============================================================================================

Note 1 - Beginning and ending inventory balances shown above do not include reserves related to LIFO and obsolescence that are reflected in the inventory balances shown on the Balance Sheet.

Note 2 - Interest income at DEMI and SWC is based on the balance of intercompany receivables.

                                IV. BALANCE SHEET

                                                                                           Sub           Elimin-
                        FVSW         KCI          DEMI     JLP     SWC        SWCI        Total          ations           Total
                        ----         ---          ----     ---     ---        ----        -----          ------           -----
   ASSETS
   ------
Current
-------
Cash                              $9,799,794                        ($956)               $9,798,838                     $9,798,838
Inventory                53,582   29,785,856                    2,524,898                32,364,336                     32,364,336
Accounts Receivable               36,346,387                      837,660       6,000    37,190,047                     37,190,047
Prepaid Expenses                   1,587,486                      127,612       1,264     1,716,362                      1,716,362
Other - Exhibit E        77,137    2,020,355   15,029,793   0     330,967           0    17,458,252   (15,366,780)       2,091,472
                     ---------------------------------------------------------------------------------------------------------------
   Total Current
    Assets              130,719   79,539,878   15,029,793   0   3,820,181       7,264    98,527,835   (15,366,780)      83,161,055
                     ---------------------------------------------------------------------------------------------------------------

Fixed
-----
Property and
 Equipment            1,175,330  324,459,003                   21,617,420   2,353,070   349,604,823                    349,604,823
Accumulated
  Depreciation         (725,569)(241,319,163)                 (16,828,833) (1,871,181) (260,744,746)                  (260,744,746)
                     ---------------------------------------------------------------------------------------------------------------
   Total Fixed Assets   449,761   83,139,840            0   0   4,788,587     481,889    88,860,077             0       88,860,077
                     ---------------------------------------------------------------------------------------------------------------

Other
-----
Restricted Investments             5,709,134                      248,296                 5,957,430                      5,957,430
Prepaid Pension Asset            133,884,153                                            133,884,153                    133,884,153
Deferred Financing
 Costs                             1,530,925                                              1,530,925                      1,530,925
Goodwill                             751,508                                                751,508                        751,508
Other - Exhibit F       115,000   39,615,719            0   0   2,246,871           0    41,977,590   (41,173,674)         803,916
                     ---------------------------------------------------------------------------------------------------------------
   Total Other
    Assets              115,000  181,491,439            0   0   2,495,167           0   184,101,606   (41,173,674)     142,927,932
                     ---------------------------------------------------------------------------------------------------------------

     Total Assets      $695,480 $344,171,157  $15,029,793  $0 $11,103,935    $489,153  $371,489,518  ($56,540,454)    $314,949,064
                     ===============================================================================================================

                                IV. BALANCE SHEET (con't)

                                                                                                    Sub       Elimin-
                        FVSW         KCI          DEMI         JLP          SWC        SWCI        Total       ations      Total
                        ----         ---          ----         ---          ---        ----        -----       ------      -----
   LIABILITIES
   -----------
Current
-------
Pre-Petition
 Accounts Payable                 19,620,309                             1,012,833      54,503   20,687,645               20,687,645
Post-Petition
 Accounts Payable                 11,022,230                               154,960       1,500   11,178,690               11,178,690
Pre-Petition
 Accounts Payable-
 Affiliates          (2,649,073)  87,913,118   5,774,107   15,552,291  (89,758,156) (1,459,080)  15,373,207 (14,904,350)     468,857
Post-Petition
 Accounts Payable-
 Affiliates            (121,597)   3,466,913     256,882      351,481     (388,380)   (135,380)   3,429,919    (462,430)   2,967,489
Pre-Petition
 Accrued Expenses-
 Exhibit G                3,183   17,546,485      35,632      (36,000)   6,668,380      64,082   24,281,762           0   24,281,762
Post-Petition
 Accrued Expenses-
 Exhibit H                    0   14,068,920           0            0      205,540      (1,852)  14,272,608           0   14,272,608
Post-Petition
 Accrued
 Professional Fees                 3,687,064                                 2,939                3,690,003                3,690,003
Post-Petition
 Accrued Other
 Taxes-Exhibit M              0      106,238           0            0       67,457       1,881      175,576           0      175,576
Pre-Petition
 Notes Payable
 and Current                                                                                              0                        0
 Maturities of
 Long Term Debt                   28,116,000                                20,290               28,136,290               28,136,290
Post-Petition
 Notes Payable
 and Current                                                                                              0                        0
 Maturities of
 Long Term Debt                   24,882,945                               (15,743)              24,867,202               24,867,202
Accrued OPEB Cost                 11,441,001                  155,000      297,662               11,893,663               11,893,663
Income Taxes
 Payable                                                                                                  0                        0
Pre-petition
 accrued pref.
 Stock dividends                  11,845,805                                                     11,845,805               11,845,805
Post petition
 accrued pref.
 Stock dividends                   4,262,864                                                      4,262,864                4,262,864
                     ---------------------------------------------------------------------------------------------------------------
     Total Current
     Liabilities     (2,767,487) 237,979,892   6,066,621   16,022,772  (81,732,218) (1,474,346) 174,095,234 (15,366,780) 158,728,454
                     ---------------------------------------------------------------------------------------------------------------

                                IV. BALANCE SHEET (con't)

                                                                                                  Sub         Elimin-
                        FVSW         KCI          DEMI       JLP         SWC         SWCI        Total        ations       Total
                        ----         ---          ----       ---         ---         ----        -----        ------       -----
Long Term
---------
Pre-Petition Long
 Term Debt                       32,180,761                                                   32,180,761                 32,180,761
Post-Petition Long
 Term Debt                                                                                                          0             0
Accrued OPEB Cost       33,000  111,886,987                1,617,588   9,457,999             122,995,574                122,995,574
Accrued Pension
 Cost                             2,458,242                                                    2,458,242                  2,458,242
Pre-Petition
 Accrued Expenses-
 Exhibit I                  0    11,096,137    3,573,908           0        0             0   14,670,045            0    14,670,045
Post-Petition
 Accrued Expenses-
 Exhibit J                  0       720,456     (184,511)          0        0             0      535,945            0       535,945
                     ---------------------------------------------------------------------------------------------------------------
     Total
     Long Term
     Liabilities        33,000  158,342,583    3,389,397   1,617,588   9,457,999          0  172,840,567            0   172,840,567
                     ---------------------------------------------------------------------------------------------------------------

Preferred Stock                   2,112,000                                                    2,112,000                  2,112,000
---------------      ---------------------------------------------------------------------------------------------------------------

STOCKHOLDERS'
 EQUITY (DEFICIT)
Common Stock            10,000   10,798,251            6   2,246,866   5,619,274      1,000   18,675,397   (7,877,145)   10,798,252
Additional Paid-In
 Capital                         36,962,632                           27,579,007              64,541,639  (27,579,007)   36,962,632
Accumulated Deficit  3,419,967 (102,012,076)   5,573,769 (19,887,226) 83,737,326  1,962,499  (27,205,741) (39,274,975)  (66,480,716)
Treasury Stock                      (12,125)                         (33,557,453)            (33,569,578)  33,557,453       (12,125)
                     ---------------------------------------------------------------------------------------------------------------
    Total
     Stockholders'
     Equity
     (Deficit)       3,429,967  (54,263,318)   5,573,775 (17,640,360) 83,378,154  1,963,499   22,441,717  (41,173,674) (18,731,957)
                     ---------------------------------------------------------------------------------------------------------------

   Total Liabilities
   &
   Stockholders'
   Equity
   (Deficit)          $695,480 $344,171,157  $15,029,793          $0 $11,103,935   $489,153 $371,489,518 ($56,540,454) $314,949,064
                    ================================================================================================================

Note 1 - Inventory balances above reflect reserves related to LIFO and obslescence that are not reflected in the inventory balances shown on the Profit & Loss Statement.

Note 2 - Substantially all Current and Long Term Accrued OPEB (Future Retiree Medical) Costs were incurred pre-petition.

                                                         EXHIBIT E
                                                    OTHER CURRENT ASSETS

                                                                                                 Sub        Elimin-
                                 FVSW        KCI         DEMI       JLP        SWC      SWCI    Total       ations        Total
                                 ----        ---         ----       ---        ---      ----    -----       ------        -----
Interest Receivable              $2,137                                                          $2,137                   $2,137
Note Receivable                  75,000                                                          75,000                   75,000
Intercompany Receivable                   1,977,188  15,029,793             330,967          17,337,948  (15,366,780)  1,971,168
Short Term Investments                       20,428                                              20,428                   20,428
Receivable From EB Plans                     20,312                                              20,312                   20,312
Stop Loss Receivable                          1,927                                               1,927                    1,927
Security Deposit                                500                                                 500                      500
                             ----------------------------------------------------------------------------------------------------
                                $77,137  $2,020,355 $15,029,793      $0    $330,967      $0 $17,458,252 ($15,366,780) $2,091,472
                             ====================================================================================================


                                    EXHIBIT F
                             OTHER LONG TERM ASSETS

                                                                                                 Sub        Elimin-
                                 FVSW        KCI         DEMI       JLP     SWC      SWCI       Total       ations        Total
                                 ----        ---         ----       ---     ---      ----       -----       ------        -----
Note Receivable                $115,000                                                        $115,000                 $115,000
Rail Cars                                   360,866                                             360,866                  360,866
Investment in
 Sherman Wire Corp.                      38,915,803                                          38,915,803  (38,915,803)          0
Investment in
 Fox Valley Steel & Wire                     10,000                                              10,000      (10,000)          0
Investment in
 Sherman Wire of Caldwell Inc.                1,000                                               1,000       (1,000)          0
Investment in
 J.L. Prescott/DEMI                                                       2,246,871           2,246,871   (2,246,871)          0
Long Term Insurance Receivable              323,250                                             323,250                  323,250
Deposits                                      4,800                                               4,800                    4,800
                                                                                                      0                        0
                             ----------------------------------------------------------------------------------------------------
                               $115,000 $39,615,719       $0         $0  $2,246,871      $0 $41,977,590 ($41,173,674)   $803,916
                             ====================================================================================================

                                     Page 6

                                    EXHIBIT G
                     PRE-PETITION ACCRUED EXPENSES - CURRENT

                                                                                                     Sub      Elimin-
                                 FVSW        KCI        DEMI      JLP         SWC      SWCI         Total     ations     Total
                                 ----        ---        ----      ---         ---      ----         -----     ------     -----
Income Taxes                     $3,183                $35,632 ($36,000)    ($70,091)              ($67,276)            ($67,276)
Worker Comp Exp                            3,410,216                            (168)             3,410,048            3,410,048
Missar Pension                                     0                          19,935                 19,935               19,935
Unclaimed Property                             6,487                          17,540                 24,027               24,027
Abandoned Real Estate Exp                          0                         658,744                658,744              658,744
Legal and Professional Fees                  245,464                         487,932                733,396              733,396
Self-Insurance Liability                   2,609,069                       5,050,166              7,659,235            7,659,235
Pensions                                           0                          15,704                 15,704               15,704
Salaries/Wages                                77,616                          47,300                124,916              124,916
Holiday Pay/Vacations                        369,546                         127,854                497,400              497,400
FICA - Employer                                    0                           3,257                  3,257                3,257
Federal Unemployment Taxes                         0                           3,397                  3,397                3,397
State Unemployment Taxes                           0                          20,577                 20,577               20,577
Defined Contribution Plan                          0                          28,615                 28,615               28,615
Medical Insurance                             86,560                          88,737   16,419       191,716              191,716
Utilities                                          0                           5,049     (110)        4,939                4,939
Volume Incentive Plan                              0                          72,000                 72,000               72,000
Property Tax                                       0                          32,865    5,973        38,838               38,838
Sales/Use Tax                                      0                           8,124    1,800         9,924                9,924
Customer Overpayments                              0                          50,843                 50,843               50,843
Other - Plant Shut-Down                            0                                   40,000        40,000               40,000
Goods received not invoiced                        0                                                      0                    0
Unearned Revenue                                   0                                                      0                    0
Sales Rebates/Discounts                    1,151,726                                              1,151,726            1,151,726
Manufacturing Misc                                 0                                                      0                    0
EPA                                        7,912,220                                              7,912,220            7,912,220
Medical Insurance                            951,800                                                951,800              951,800
Accrued State Franchise Tax                  206,742                                                206,742              206,742
Accrued Bank Service Charge                   (9,925)                                                (9,925)              (9,925)
Accrued Interest                             454,639                                                454,639              454,639
Accrued travel                                40,223                                                 40,223               40,223
Accrued taxes - other                         34,102                                                 34,102               34,102
                                ----------------------------------------------------------------------------------------------------
                                 $3,183  $17,546,485   $35,632 ($36,000)  $6,668,380  $64,082   $24,281,762       $0 $24,281,762
                                ====================================================================================================


                                    EXHIBIT H
                    POST PETITION ACCRUED EXPENSES - CURRENT

                                                                                                    Sub        Elimin-
                                 FVSW        KCI          DEMI      JLP        SWC      SWCI       Total       ations      Total
                                 ----        ---          ----      ---        ---      ----       -----       ------      -----
Abandoned Real Estate Exp                        154                          31,400                 31,554               31,554
Pensions                                           0                          55,747                 55,747               55,747
Salaries/Wages                             1,362,575                          14,144              1,376,719            1,376,719
Holiday Pay/Vacations                      3,603,600                          18,230              3,621,830            3,621,830
Defined Contribution Plan                  1,029,926                          40,486              1,070,412            1,070,412
Medical Insurance                            101,257                         (41,706)  (2,877)       56,674               56,674
Utilities                                    157,531                          62,221    1,025       220,777              220,777
Legal                                        163,997                                                163,997              163,997
Professional Fees                            348,286                                                348,286              348,286
Goods Received Not Invoiced                2,726,834                                              2,726,834            2,726,834
Worker's Compensation                        496,581                                                496,581              496,581
Unearned Revenue                               7,500                                                  7,500                7,500
Sales Rebates/Discounts                      917,224                                                917,224              917,224
Abanondon Property                                 0                                                      0                    0
Miscellaneous                              1,627,685                          25,018              1,652,703            1,652,703
Accrued Bank Service Charge                   17,446                                                 17,446               17,446
Accrued Self-Insurance Losses                345,822                                                345,822              345,822
Accrued Interest                             373,265                                                373,265              373,265
Accrued Travel                                     0                                                      0                    0
Accrued Profit Sharing                       685,968                                                685,968              685,968
Accrued Management Fees                      103,269                                                103,269              103,269
                                ----------------------------------------------------------------------------------------------------
                                     $0  $14,068,920        $0       $0     $205,540  ($1,852)  $14,272,608       $0 $14,272,608
                                ====================================================================================================

                                    EXHIBIT I
                    PRE-PETITION ACCRUED EXPENSES - LONG TERM

                                                                                                    Sub      Elimin-
                                 FVSW        KCI            DEMI      JLP     SWC      SWCI        Total     ations      Total
                                 ----        ---            ----      ---     ---      ----        -----     ------      -----
Environmental                              3,127,000      3,573,908                               6,700,908            6,700,908
Workmans Compensation                      1,846,775                                              1,846,775            1,846,775
Accrued Deferred Interest Exp.               781,715                                                781,715              781,715
L/T Deferred Compensation                     15,660                                                 15,660               15,660
Long Term Disability                          32,987                                                 32,987               32,987
L/T Deferred Tax Liability                 5,292,000                                              5,292,000            5,292,000
                                                                                                          0                    0
                                ----------------------------------------------------------------------------------------------------
                                     $0  $11,096,137     $3,573,908      $0       $0      $0    $14,670,045      $0  $14,670,045
                                ====================================================================================================


                                    EXHIBIT J
                   POST PETITION ACCRUED EXPENSES - LONG TERM

                                                                                                  Sub        Elimin-
                                 FVSW        KCI            DEMI      JLP     SWC     SWCI        Total       ations      Total
                                 ----        ---            ----      ---     ---      ----       -----       ------      -----
Workmans Compensation                       $718,594                                               $718,594             $718,594
Long Term Disability                           1,862                                                  1,862                1,862
Environmental                                              (184,511)                               (184,511)            (184,511)
                                ----------------------------------------------------------------------------------------------------
                                     $0     $720,456      ($184,511)     $0       $0      $0       $535,945      $0     $535,945
                                ====================================================================================================


                                    EXHIBIT M
                        POST PETITION ACCRUED OTHER TAXES

                                                                                                      Sub      Elimin-
                                 FVSW        KCI            DEMI      JLP       SWC       SWCI       Total     ations      Total
                                 ----        ---            ----      ---       ---       ----       -----     ------      -----
FICA - Employer                              $16,082                              78                $16,160              $16,160
Federal Unemployment Taxes                         0                          (2,994)                (2,994)              (2,994)
State Unemployment Taxes                           0                         (17,415)               (17,415)             (17,415)
Property Tax                                 222,498                          84,523     1,881      308,902              308,902
Sales/Use Tax                                  3,213                           3,265                  6,478                6,478
Accrued State Franchise Tax                  (96,292)                                               (96,292)             (96,292)
Miscellaneous                                (39,263)                                               (39,263)             (39,263)
                                ----------------------------------------------------------------------------------------------------
                                     $0     $106,238             $0      $0  $67,457    $1,881     $175,576      $0     $175,576
                                ====================================================================================================